U.S. SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 5, 2009

Date of Report (Date of earliest event reported)

Commission File No. 333-127388

Zoro Mining Corp. (Exact name of registrant as specified in its charter)

Nevada	N/A
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3040 North Campbell Ave. #110 Tucson, Arizona 85719 (Address of principal executive offices)

(520) 299-0390 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignation of Executive Officer/Appointment of Directors and Executive Officer

Effective on November 5, 2009, the board of directors of Zoro Mining Corp., a Nevada corporation (the “Company”), accepted the resignation of Terrence Schorn as a member of the board of directors of the Company. Therefore, as of the date of this Current Report, the board of directors of the Company consists of Andrew Brodkey, Jas Butalia, David Hackman, Harold Gardner, Paul Brock, Federico Diaz and Rene Ramirez.

SECTION 9. – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZORO MINING CORP.

DATE: November 9, 2009.	/s/ Andrew Brodkey
Name: Andrew Brodkey
Title: President/Chief Executive Officer